Exhibit 3.2
                                RESTATED BY-LAWS
                          AS LAST AMENDED July 19, 2007

                                      -of-

                      TIFFANY & CO., a Delaware Corporation
                        (herein called the "Corporation")

                                     -oo0oo-


                                    ARTICLE I
                                    ---------

                                  Stockholders
                                  ------------

SECTION 1.01. Annual Meeting. The Board of Directors by resolution shall designate the time, place and date of the annual meeting of the stockholders for the election of directors and the transaction of such other business as may come before it.

SECTION 1.02. Notice of Meetings of Stockholders. Whenever stockholders are required or permitted to take any action at a meeting, written notice of the meeting shall be given (unless that notice shall be waived) which shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given, personally or by mail, not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 1.03. Quorum. At all meetings of the stockholders, the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of any business.

     When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

     The stockholders present may adjourn the meeting despite the absence of a quorum and at any such adjourned meeting at which the requisite amount of voting stock shall be represented, the Corporation may transact any business which might have been transacted at the original meeting had a quorum been there present.

SECTION 1.04.  Method of Voting.
------------   ----------------

     A. The vote upon any question before the meeting need not be by ballot. Except as expressly provided otherwise by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or this Section 1.04, at a meeting at which a quorum is present, each matter other than the election of directors shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.


     B. At each meeting of the stockholders for the election of directors at which a quorum is present, each director shall be elected by the vote of the majority of the votes cast; provided, that if as of the record date for such meeting the number of nominees exceeds the number of directors to be elected, the directors, not exceeding the authorized number of directors as fixed by the Board of Directors in accordance with the Certificate of Incorporation, shall be elected by a plurality of the votes cast. For purposes of this Section 1.04, a majority of the votes cast means that the number of shares voted "for" a director must exceed the number of shares voted "against" that director. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected thereafter at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

SECTION 1.05. Voting Rights of Stockholders and Proxies. Each stockholder of record entitled to vote in accordance with the laws of the State of Delaware, the Certificate of Incorporation or these By-laws, shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of stock entitled to vote standing in his name on the books of the Corporation, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

SECTION 1.06. Ownership of its Own Stock. Shares of its own capital stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Nothing in this section shall be construed as limiting the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

SECTION 1.07. Conduct of Meetings. Each meeting of the stockholders shall be presided over by the Chairman of the Board of Directors or such other person as the Board of Directors may designate as chairman of such meeting. The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the chairman of the meeting shall appoint a secretary of the meeting. In the conduct of a meeting of the stockholders, all of the powers and authority vested in a presiding officer by law or practice shall be vested in the chairman of the meeting.

Restated By-Laws: Tiffany & Co. (DE) 07/19/07                             Page 2

SECTION 1.08.  Notice of Business and Nominations.
------------   ----------------------------------

     A. Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders at an annual meeting of stockholders may be made (1) by or at the direction of the Board of Directors (or any duly authorized committee thereof) pursuant to a notice of meeting or by otherwise properly bringing the matter before an annual meeting of stockholders or (2) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 1.08.

     B. For  nominations  or other  business  to be properly  brought  before an annual meeting by a stockholder pursuant to clause (2) of the foregoing paragraph A., the stockholder must comply with the following provisions (1) through (4) of this paragraph B.

                    (1) The stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, as hereinafter provided. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days prior to and not more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

                    (2) Such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware.

                    (3) If the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, solicits or participates in the solicitation of proxies in support of such proposal or nominees, the stockholder must have timely indicated its, or such beneficial owner's, intention to do so as provided in provision (4)(c)(iii) below.

                    (4) Such stockholder's notice shall set forth the following information: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and
                    (iii) whether either such stockholder or beneficial owner intends to solicit or participate in the solicitation of proxies in favor of such proposal or nominee or nominees.

Restated By-Laws: Tiffany & Co. (DE) 07/19/07                             Page 3

     C. Notwithstanding anything in paragraph B.(1) of this Section 1.08 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased above the number in effect at the preceding year's annual meeting of stockholders and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.


     D. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to a notice of meeting issued by or at the direction of a majority vote of the Board of Directors. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to such a notice of meeting (1) by or at the direction of the Board or
(2) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph D., who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in the following sentence. The stockholder's notice must include the information required in paragraphs B.(3) and B. (4) of this Section
1.08 and must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting and not earlier than the 120th day prior to such special meeting.

     E. Only persons nominated in accordance with the procedures set forth in this Section 1.08 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section
1.08. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these By-laws and, if any proposed nomination or business is not in compliance with these By-laws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

     F. For purposes of this Section 1.08, "public announcement " shall mean disclosure in a press release reported by the Dow Jones New Service, Associated Press or a comparable national news service or in a documents publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Restated By-Laws: Tiffany & Co. (DE) 07/19/07                             Page 4

     G. Notwithstanding the foregoing provisions of this Section 1.08, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.08. Nothing in this Section 1.08 shall be deemed to excuse any stockholder from the obligation to comply with the requirements of Rule 14a-8 under the Exchange Act with respect to proposals offered for inclusion in the Corporation's proxy statement.

     H. Paragraphs A. through G. of this Section 1.08 shall not apply with respect to the 1998 Annual Meeting of Stockholders which shall be governed by the following special provisions:

               At the 1998 annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or
               (ii) by any stockholder of the Corporation who complies with the notice procedures set forth in this paragraph H. For business to be properly brought before such meeting by a stockholder, the stockholder must have given notice thereof in writing to the Secretary of the Corporation at the principal executive offices of the Corporation, which written notice must be received by the Secretary of the Corporation not less than 60 days in advance of such meeting or, if later, the fifteenth day following the first public disclosure of the date of such meeting (by mailing of notice of the meeting or otherwise). A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (3) the class, series and number of shares of the Corporation that are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at such meeting of the stockholders except in accordance with the procedures set forth in this paragraph H. The Chairman of such meeting shall direct that any business not properly brought before the meeting shall not be considered.


                                   ARTICLE II
                                   ----------

                                    Directors
                                    ---------

SECTION 2.01. Management of Business. The business of the Corporation shall be managed by its Board of Directors.

     The Board of Directors, in addition to the powers and authority expressly conferred upon it herein, by statute, by the Certificate of Incorporation of the Corporation or otherwise, is


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

hereby empowered to exercise all such powers as may be exercised by the Corporation, except as expressly provided otherwise by the statutes of the State of Delaware, by the Certificate of Incorporation of the Corporation or by these By-laws.

     Without prejudice to the generality of the foregoing, the Board of Directors, by resolution or resolutions, may create and issue, whether or not in connection with the issue and sale of any shares of stock or other securities of the Corporation, rights or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes or any other securities of the Corporation, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, including the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices at which, any such rights or options may be issued and any such shares or other securities may be purchased from the Corporation upon the exercise of any such right or option shall be such as shall be fixed and stated in the resolution or resolutions adopted by the Board of Directors providing for the creation and issue of such rights or options, and, in every case, set forth or incorporated by reference in the instrument or instruments evidencing such rights or options. In the absence of actual fraud in the transaction, the judgment of the directors as to the consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive. In case the shares of stock of the Corporation to be issued upon the exercise of such rights or options shall be shares having a par value, the price or prices so to be received therefor shall not be less than the par value thereof. In case the shares of stock to be issued shall be shares of stock without par value, the consideration therefor shall be determined in the manner provided in Section 153 of the General Corporation Law of the State of Delaware.

SECTION 2.02. Qualifications and Number of Directors. Directors need not be stockholders. The number of directors which shall constitute the whole Board shall be nine (9), but such number as determined by the Board of Directors may be increased or decreased and subsequently again from time to time increased or decreased by an amendment to these By-laws, provided that no decrease to such number by action of the Board of Directors shall in itself effect the removal of any sitting director. In order to qualify for election or appointment, directors shall be younger than 72 years when elected or appointed, provided that the Board of Directors may, by specific resolution, waive the provisions of this sentence with respect to an individual director whose continued service is deemed uniquely important to the Corporation.

SECTION 2.03. Election and Term. The directors shall be elected at the annual meeting of the stockholders, and each director shall be elected to hold office until his successor shall be elected and qualified, or until his earlier resignation or removal.

SECTION 2.04. Resignations. Any director of the Corporation may resign at any time by giving written notice to the Corporation. Such resignation shall take effect at the time specified therein, if any, or if no time is specified therein, then upon receipt of such notice by the Corporation; and, unless otherwise provided therein, the acceptance of such resignation shall not be necessary to make it effective.

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



SECTION 2.05. Vacancies and Newly Created Directorships. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until their successors shall be elected and qualified, or until their earlier resignation or removal. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as herein provided in the filling of other vacancies.

SECTION 2.06. Quorum of Directors. At all meetings of the Board of Directors, a majority of the entire Board, but not less than two directors, shall constitute a quorum for the transaction of business, except that when a board of one director is authorized, then one director shall constitute a quorum. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors except as provided in Section 2.05 hereof.

     A majority of the directors present, whether or not a quorum is present, may adjourn any meeting of the directors to another time and place. Notice of any adjournment need not be given if such time and place are announced at the meeting.

SECTION 2.07. Annual Meeting. The newly elected Board of Directors shall meet immediately following the adjournment of the annual meeting of stockholders in each year at the same place, within or without the State of Delaware, and no notice of such meeting shall be necessary.

SECTION 2.08. Regular Meetings. Regular meetings of the Board of Directors may be held at such time and place, within or without the State of Delaware, as shall from time to time be fixed by the Board and no notice thereof shall be necessary.

SECTION 2.09. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Vice Chairman of the Board of Directors, any Vice-President, the Treasurer or the Secretary or by resolution of the Board of Directors. Special meetings shall be held at such place, within or without the State of Delaware, as shall be fixed by the person or persons calling the meeting and stated in the notice or waiver of notice of the meeting.

     Special meetings of the Board of Directors shall be held upon notice to the directors or waiver thereof. Unless waived, notice of each special meeting of the directors, stating the time and place of the meeting, shall be given to each director by delivered letter, by transmitted facsimile, by electronic mail, by telegram or by personal communication either over the telephone or otherwise, in each such case not later than 48 hours prior to the meeting, or by mailed letter deposited in the United States mail with postage thereon prepaid not later than the seventh day prior to the meeting.

SECTION 2.10. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all


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

members of the Board or committee, as the case may be, consent thereto in a writing or writings and the writing or writings are filed with the minutes of proceedings of the Board or committee.

SECTION 2.11. Compensation. Directors shall receive such fixed sums and expenses of attendance for attendance at each meeting of the Board or of any committee and/or such salary as may be determined from time to time by the Board of Directors; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 2.12. Committees. Whereas by resolution adopted by a majority of the whole Board of Directors, the Corporation has elected to be governed by paragraph (2) of Section 141(c) of the General Corporation Law of the State of Delaware, the Board of Directors may, by resolution or resolutions, designate one or more committees (and may discontinue any of same at any time) each to consist of one or more of the directors of the Corporation. The members of each committee shall be appointed by the Board and shall hold office during the pleasure of the Board. Subject to any limitations on the delegation of power and authority to such committee in the Corporation's Restated Certificate of Incorporation or under applicable law, a committee may be delegated and may exercise such powers of the Board of Directors in the management of the business and affairs of the Corporation (and may authorize the seal of the Corporation to be affixed to all papers which may require it) as may be delegated to such committee by such a resolution of the Board of Directors. Subject to a resolution of the Board of Directors to the contrary, in the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting of the committee and not disqualified from voting, whether or not such present member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at such meeting of the committee in the place of such absent or disqualified member. Regular meetings of any such committee may be held at such time and place, within or without the State of Delaware, as shall from time to time be fixed by such committee and no notice thereof shall be necessary. Special meetings of any such committee may be called at any time by any officer of the Corporation or any member of any such committee. Special meetings shall be held at such place, within or without the State of Delaware, as shall be fixed by the person calling the meeting and stated in the notice or waiver of the meeting. A majority of the members of any such committee shall constitute a quorum for the transaction of business and the act of a majority present at which there is a quorum shall be the act of such committee. Notice of each special meeting of a committee shall be given (or waived) in the same manner as notice of a directors' meeting. Each committee shall keep written minutes of its meetings and report such minutes to the Board of Directors at the next regular meeting of the Board of Directors.


                                   ARTICLE III
                                   -----------

                                    Officers
                                    --------

SECTION 3.01. Number. The officers of the Corporation shall be chosen by the Board of Directors. The officers shall be a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Operating Officer, a President, a Vice Chairman of the Board of Directors, a Secretary and a


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

Treasurer, and such number of Vice-Presidents (including Vice-Presidents designated by the Board of Directors as Senior Vice President and Executive Vice Presidents), Assistant Secretaries and Assistant Treasurers, and such other officers, if any, as the Board may from time to time determine. The Board may choose such other agents as it shall deem necessary. Any number of offices may be held by the same person.

SECTION 3.02. Terms of Office. Each officer shall hold his office until his successor is chosen and qualified or until his earlier resignation or removal. Any officer may resign at any time by written notice to the Corporation.

SECTION 3.03. Removal. Any officer may be removed from office at any time by the Board of Directors with or without cause.

SECTION 3.04. Authority. The powers and duties of the officers of the Corporation shall be determined by resolution of the Board, or by one of the committees of the Board. The Secretary, or some other officer designated by resolution of the Board or by one of the committees of the Board, shall record all of the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose.

SECTION 3.05. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board of Directors, the Chief Executive Officer, the President , the Vice Chairman of the Board of Directors, or any Vice-President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

                                   ARTICLE IV
                                   ----------

                                  Capital Stock
                                  -------------

SECTION 4.01. Stock Certificates. Shares of stock in the Corporation may be represented by uncertificated shares, but every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board of Directors, the President, the Vice Chairman of the Board of Directors or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him in the Corporation. Where such certificate is signed (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.


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


SECTION 4.02. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by the laws of the State of Delaware and, without limiting the generality of the foregoing, through such procedures for the transfer of uncertificated shares as are authorized by the Board of Directors.


SECTION 4.03. Registered Holders. Prior to due presentment for registration of transfer of any security of the Corporation in registered form, the Corporation shall treat the registered owner as the person exclusively entitled to vote, to receive notifications and to otherwise exercise all the rights and powers of an owner, and shall not be bound to recognize any equitable or other claim to, or interest in, any security, whether or not the Corporation shall have notice thereof, except as otherwise provided by the laws of the State of Delaware.

SECTION 4.04. New Certificates. The Corporation shall issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, if the owner: (1) so requests before the Corporation as notice that the shares of stock represented by that certificate have been acquired by a bona fide purchaser; (2) files with the Corporation a bond sufficient (in the judgment of the directors) to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or theft of that certificate or the issuance of a new certificate; and (3) satisfies any other requirements imposed by the directors that are reasonable under the circumstances. A new certificate may be issued without requiring any bond when, in the judgment of the directors, it is proper so to do.

                                    ARTICLE V
                                    ---------

                                  Miscellaneous
                                  -------------

SECTION 5.01. Offices. The registered office of the Corporation in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Corporation may also have offices at other places within and/or without the State of Delaware.

SECTION 5.02. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware."

SECTION 5.03. Checks. All checks or demands for money shall be signed by such person or persons as the Board of Directors may from time to time determine.

SECTION 5.04. Fiscal Year. The fiscal year shall begin the first day of February in each year and shall end on the thirty-first day of January of the following year.

SECTION 5.05. Waivers of Notice: Dispensing with Notice. Whenever any notice whatever is required to be given under the provisions of the General Corporation Law of the State of Delaware, of the Certificate of Incorporation of the Corporation, or of these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.


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


     Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Whenever any notice whatever is required to be given under the provisions of the General Corporation Law of the State of Delaware, of the Certificate of Incorporation of the Corporation, or of these By-laws, to any person with whom communication is made unlawful by any law of the United States of America, or by any rule, regulation, proclamation or executive order issued under any such law, then the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person; and any action or meeting which shall be taken or held without notice to any such person or without giving or without applying for a license or permit to give any such notice to any such person with whom communication is made unlawful as aforesaid, shall have the same force and effect as if such notice had been given as provided under the provisions of the General Corporation Law of the State of Delaware, or under the provisions of the Certificate of Incorporation of the Corporation or of these By-laws. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any of the other sections of this title, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

SECTION 5.06. Loans to and Guarantees of Obligations of Employees and Officers. The Corporation may lend money to or guaranty any obligation of, or otherwise assist any officer or other employee of the Corporation or of a subsidiary, including any officer or employee who is a director of the corporation or a subsidiary, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including without limitation, a pledge of shares of stock of the Corporation. Nothing in this Section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any other statute.

SECTION 5.07. Amendment of By-laws. These By-laws may be altered, amended or repealed at any meeting of the Board of Directors.

SECTION 5.08. Section Headings and Statutory References. The headings of the Articles and Sections of these By-laws, and the references in brackets to relevant sections of the General Corporation Law of the State of Delaware, have been inserted for convenience of reference only and shall not be deemed to be a part of these By-laws.


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

                                   ARTICLE VI
                                   ----------

SECTION 6.01. Indemnification of Directors and Officers. The Corporation shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, that in the event of any action, suit or proceeding initiated by and in the name of (or by and in the name of a nominee or agent for) a person who would otherwise by entitled to indemnification under this Section 6.01, such person shall be entitled to indemnification hereunder only in the event such action, suit or proceeding was initiated on the authorization of the Board of Directors. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

     The right of indemnity provided herein shall not be exclusive and the Corporation may provide indemnification to any person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise different from those set forth herein.

     No repeal or modification of this Article or of relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall affect or diminish in any way the rights of any person to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such repeal or modification.

SECTION 6.02. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.


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